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                                                                    EXHIBIT 23


                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statements on Form S-8 (No.'s 33-80435, 333-38883 and 333-55903) of ITT
Educational Services, Inc. of our report dated January 9, 1999, appearing on page F-1 of this Form 10-K.


/s/ PricewaterhouseCoopers
------------------------------
PRICE WATERHOUSECOOPERS LLP
Indianapolis, Indiana
February 18, 1999